                                                                   EXHIBIT 10.18


                         FOX & HOUND OF LITTLETON, INC.

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made as of the 12th day of June 2002 by and among TENT FINANCE, INC., a Delaware corporation ("TENT"); GARY M. JUDD ("Judd"); and JAMES K. ZIELKE ("Zielke") (TENT, Judd, Zielke, collectively, the "Stockholders" or the "Parties," individually, a "Stockholder" or a "Party"), who together own record and beneficial ownership of all issued and outstanding common stock of FOX & HOUND OF LITTLETON, INC., a Colorado corporation (the "Company").

         In consideration of the mutual promises hereinafter set forth, the Parties agree as follows:

         1. Premises of Agreement. The Parties acknowledge that the Company was organized to engage in the business of owning an establishment licensed to sell alcoholic beverages subject to the applicable laws, ordinances, and regulations in Jefferson County, Colorado, where the Company's business will be conducted. The Parties have acquired stock in the Company in reliance on the qualifications of the Company and its current stockholders to obtain all licenses and permits required conduct the business lawfully and to obtain and retain all necessary licenses. The Parties agree that certain restrictions on the sale or other transfer of stock and provisions for the governance of the Company set forth in this Agreement are mutually beneficial and provide for the continued qualification of the Company to obtain licenses and conduct its business, and that these mutual promises and other consideration set forth herein constitute good and sufficient consideration for a binding contract on the terms and conditions stated herein.

         2. Covenants. The Parties agree that the following covenants shall govern their relationship as stockholders of the Company:

                  a. Unanimous Vote for Certain Actions. A unanimous vote of the Stockholders shall be required before any of the following actions may be taken:

                  i. Sale of any material part of the assets of the Company to any purchaser not approved in writing by Total Entertainment Restaurant Corp. ("TERC").

                  ii. Any merger or consolidation of the Company with any entity other than an entity in which at least 50.1% of the voting stock is owned, directly or indirectly, by TERC, without the prior written consent of TERC.

                  iii. Issuance of shares of the Company in excess of those shares outstanding on the date hereof and held by the Stockholders.

                  iv. Dissolution of the Company or the filing of a voluntary bankruptcy or similar proceeding under applicable federal or state law without the prior written consent of TERC.

                  v. Payment of any dividend or distribution without the prior written consent of TERC.

                  vi. Payment of any salary or other compensation of any officer, director or shareholder of the Company without the prior written consent of TERC.

                  vii. Entering into any agreement with any officer, director, or shareholder of the Company or any relative or affiliate of any such persons without the prior written consent of TERC.

Except in the case of election of directors, Judd and Zielke agree to vote their shares in Company as directed by Tent in its sole discretion.


                  b. Option to Purchase Stock. Judd and Zielke each grant Tent an irrevocable option to purchase their stock of the Company upon the occurrence of any of the following events:

                  i.       He dies or becomes legally incapacitated;

                  ii. His employment with TERC terminates for any reason, with or without cause;

                  iii. He commits or suffers to occur any act or condition that might adversely affect the qualification of the Company for licenses or permits necessary to the conduct of its business; or

                  iv. The giving of not less than ten (10) days prior notice by Tent, which may be given at any time in Tent's sole discretion, that it elects to purchase his shares.

         The purchase price for shares purchased under this option shall be the lesser of (1) the book value of the shares on the exercise date or (2) the original purchase price.

                  c. Restrictions on Transfer. Except as expressly provided herein, no share of stock in the Company (other than shares owned by Tent) or interest therein shall be sold or transferred (including transfers by gift, donation, encumbrance, pledge, hypothecation, court order, judicial process, by operation at law at death, foreclosure, levee, attachment, or otherwise) by any Stockholder unless the stock proposed to be transferred is first offered by the Stockholder (or the personal representative, trustee, or transferee requesting recognition of the transfer on the Company's records) to the Company for the option price determined in accordance with Section 2.b above and has obtained a prior written waiver of the Company's right to purchase, which the Company may grant or withhold in its sole and absolute discretion. All certificates for shares of stock in the

         Company shall bear a legend giving notice that transfer of the shares is restricted by this Agreement and the Bylaws of the Company.

                  d. Distributions. Zielke and Judd hereby agree that all distributions and dividends from the Company shall be paid solely for the account of Tent and not for the account of the other stockholders.

                  e. Adoption and Amendment of Bylaws. The Parties agree to adopt by unanimous consent of the Stockholders the Amendment to Bylaws attached hereto, which shall not be further amended without unanimous written consent of the Stockholders.

                  f. Cooperation. Each Party covenants and agrees to cooperate in all matters and in every way as may be necessary, appropriate, or helpful in the conduct of the intended business of owning a Fox & Hound restaurant and bar, including making license or permit applications, providing information, and signing other documents.



         3. Pledge of Shares. In order to secure Judd's and Zielke's obligations hereunder, including but not limited to, the purchase option set forth in
Section 2.b, Judd and Zielke each agree to pledge their right, title, and interest in and to their stock in the Company by execution of the Pledge and Security Agreement in the form attached hereto.

         4. Default and Remedies. The Parties agree that monetary damages are not an adequate remedy and that any default in the performance of the obligations of this Agreement warrants the enforcement of the equitable remedies of specific performance and/or injunction ordering and mandating performance by the Parties strictly in accordance with the terms of this Agreement. Exclusive venue and jurisdiction to enforce this Agreement shall be in the courts sitting in Sedgwick County, Kansas. The Parties irrevocably submit to the personal jurisdiction of such courts for such purposes.

         5. Enforcement by TERC. Judd and Zielke acknowledge that TENT is a wholly-owned subsidiary of TERC and that TERC has a material interest in the performance of this agreement by and for the benefit of TERC. Judd and Zielke agree that no right of TENT shall be deemed waived, or be forfeited for default or lost for any other reason, unless and until at least thirty (30) days prior written notice has been given to TERC stating the nature of any waiver, forfeiture, or loss of rights Judd or Zielke intends to declare, act, or otherwise rely upon, and the action deemed necessary to avoid such waiver, forfeiture, or loss of rights. TERC shall have the right to cause TENT to act or to act itself, for its own account, to take any action, cure any default, and otherwise maintain the rights and benefits of this Agreement for TENT and TERC. This Agreement is made with intention to benefit TERC and shall be enforceable by TERC.

         6. Term and Termination. The term of this Agreement shall be in effect for a term of ten (10) years ending at midnight on June 11, 2012, and thereafter shall be renewed automatically for additional terms of ten years each unless one of the Parties gives written notice at least ninety (90) days in advance of the expiration date of the term then in effect.

         7. Entire Agreement and Modification. This Agreement is the entire agreement between the Parties relating to its subject matter, and any other agreements, representations, or warranties (whether oral or written) between the Parties relating to the subject matter hereof are hereby revoked, terminated, and superseded. No modification or amendment to this Agreement shall be made except as the same shall be in writing executed by authorized representatives of the Parties. If any provision of this Agreement shall be invalid or unenforceable by a court of competent jurisdiction, such provision shall be enforced to the greatest extent allowed by law, or, if the entire provision shall be invalid or unenforceable, the remaining provisions will remain in effect.

         8. Assignment and Delegation. Except for transfers by Tent to one or more of its affiliates, Rights under this Agreement may not be assigned nor any duties delegated by any Party without the other Parties' prior written consent. For the purposes of this Section, the term assignment shall include the transfer of majority control of the voting securities of a Party or the right to elect a majority of the governing body of a Party.

         9. Notices. Any notice or communication required or permitted to be sent or given hereunder shall be deemed given when sent the other Party hereto at following address by prepaid registered or certified mail, return receipt requested, or by other equal or more expeditious means, including facsimile, Federal Express or other reputable courier, addressed as follows:

         If to TENT:

                  9300 E. Central Ave., Suite 100
                  Wichita, KS  67206

         If to Judd:

                  1327 Blue Jay Dr.
                  Lewisville, TX

         If to Zielke:

                  10310 Boxthorn Ct.
                  Wichita, KS  67226

         If to TERC:

                  9300 E. Central Ave., Suite 100
                  Wichita, KS  67206

         10. Governing Law. This Agreement is made and delivered in the State of Kansas and shall be governed by the laws of Kansas except for matters necessarily governed by the corporation laws of the State of Colorado, under which the Company is incorporated.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day, month, and year written above.

                                               TENT FINANCE, INC.


                                                By /s/ Gary M. Judd
                                                  ------------------------------
                                                Its   President
                                                   -----------------------------



                                                /s/ Gary M. Judd
                                                --------------------------------
                                                GARY M. JUDD


                                                /s/ James K. Zielke
                                                --------------------------------
                                                JAMES K. ZIELKE

                                 SPOUSAL CONSENT

         I, the undersigned, Patty Zielke (hereinafter referred to as "Spouse"), wife of James K. Zielke, having read the foregoing Agreement and related Pledge and Security Agreement (collectively, the "Agreement") to which my husband is a party, being well and fully informed regarding the contents thereof and the provisions therein which affect any interest I may have in Fox and Hound of Littleton, Inc., a Colorado corporation, including such interests as may be acquired by operation of law through my marital status or as a result of my husband's death under the laws of descent and distribution and the probate code of the State of Kansas or any other applicable jurisdiction or under any applicable community property laws, such interests having been explained to me; knowing the general nature and approximate extent and value of my husband's property and my own property and having been afforded free access to my husband's financial books and records; and being entirely willing at all events that said Agreement may thus be executed by my husband and performed, do hereby freely and voluntarily consent to the execution of said Agreement by my husband, and hereby agree to be bound by such Agreement accepting the benefits and burdens that the Agreement will provide.

         Furthermore, my consent shall be binding upon my purchasers, donees, heirs, personal representatives, successors, assigns, trustees, beneficiaries, and other transferees of any such interests, whether presently or hereafter acquired, which I may have in either of said corporations.

         IN WITNESS WHEREOF, I have hereunto subscribed my name to this Spousal Consent as of the 12th day of June, 2002.


                                         /s/ Patty Zielke
                                         ---------------------------------------
                                         Patty Zielke,
                                         Wife of James K. Zielke

                                 SPOUSAL CONSENT

         I, the undersigned, Jean Judd (hereinafter referred to as "Spouse"), wife of Gary M. Judd, having read the foregoing Agreement and related Pledge and Security Agreement (collectively, the "Agreement") to which my husband is a party, being well and fully informed regarding the contents thereof and the provisions therein which affect any interest I may have in Fox and Hound of Littleton, Inc., a Colorado corporation, including such interests as may be acquired by operation of law through my marital status or as a result of my husband's death under the laws of descent and distribution and the probate code of the State of Texas or any other applicable jurisdiction or under any applicable community property laws, such interests having been explained to me; knowing the general nature and approximate extent and value of my husband's property and my own property and having been afforded free access to my husband's financial books and records; and being entirely willing at all events that said Agreement may thus be executed by my husband and performed, do hereby freely and voluntarily consent to the execution of said Agreement by my husband, and hereby agree to be bound by such Agreement accepting the benefits and burdens that the Agreement will provide.

         Furthermore, my consent shall be binding upon my purchasers, donees, heirs, personal representatives, successors, assigns, trustees, beneficiaries, and other transferees of any such interests, whether presently or hereafter acquired, which I may have in either of said corporations.

         IN WITNESS WHEREOF, I have hereunto subscribed my name to this Spousal Consent as of the 12th day of June, 2002.


                                     /s/ Jean Judd
                                     -------------------------------------------
                                     Jean Judd,
                                     Wife of Gary M. Judd

                            UNANIMOUS CONSENT MINUTES
                                       OF
                                THE SHAREHOLDERS
                                       OF
                         FOX & HOUND OF LITTLETON, INC.

         The undersigned, being all of the shareholders of Fox & Hound of Littleton, Inc., a Colorado Corporation (the "Corporation"), do hereby waive written notice of and consent to the adoption of the following Resolutions, to be given the same force and effect as if duly and unanimously adopted at a special meeting of the Shareholders of the Corporation, as of the date hereof.

                                   RESOLUTIONS


         WHEREAS, all of the shareholders of the Corporation have entered into that certain Stockholders Agreement dated as of June 12, 2002 (the "Stockholders Agreement"); and

         WHEREAS, the Shareholders desire to amend the Bylaws of the Corporation to evidence certain restrictions on the transfer of shares of the Corporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Bylaws of the Corporation be amended to add a new Section 5 of ARTICLE VI to read as follows:

                  5. STOCKHOLDERS AGREEMENT. No shares of the Corporation may be issued or transferred unless allowed pursuant to the terms of the Stockholders Agreement dated as of June 12, 2002, and only then upon the condition that any new shareholder or permitted transferee of shares of the Corporation shall execute the Stockholder Agreement.

         BE FURTHER RESOLVED, that Section 1.E of ARTICLE VI of the Bylaws of the Corporation be amended to read as follows:

                  E. Any restrictions imposed by the Corporation upon the transfer of the shares represented by the certificate, including but not limited to, the provisions of the Stockholders Agreement dated as of June 12, 2002.


         The undersigned certifies that they are all of the shareholders of the Corporation entitled to vote on the foregoing matters, and they hereby consent and agree to the adoption of the foregoing Resolutions.


                            [continued on next page]

         IN WITNESS WHEREOF, the undersigned have executed this Unanimous Consent of the Shareholders, to be filed as part of the record of the Corporation as of the ____ day of June, 2002.



                                         /s/ Gary M. Judd
                                         ---------------------------------------
                                         Gary M. Judd



                                         /s/ James K. Zielke
                                         ---------------------------------------
                                         James K. Zielke


                                         TENT Finance, Inc.



                                         By: /s/ Gary M. Judd
                                            ------------------------------------
                                         Its: President
                                             -----------------------------------





                                       2